DELUX LONG-SHORT FUND

Class A: DACAX     Class C: DACCX    Class N: DACNX    Class I: DACIX

a series of

Mutual Fund Series Trust

17605 Wright Street

 Omaha NE 68130

Supplement dated October 9, 2012 to the Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”), each dated April 24, 2012, as supplemented April 30, 2012.

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The Board of Trustees of the Mutual Fund Series Trust has concluded that it is in the best interests of the Delux Long-Short Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund, and redeem all outstanding shares, on October 19, 2012.

On October 2, 2012, the Fund departed from its stated investment objective and liquidated substantially all of its portfolio to invest in cash equivalents such as money market funds.  Shares of the Fund are no longer available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO OCTOBER 19, 2012 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to October 19, 2012, you may redeem your account, including reinvested distributions, in accordance with “How to Redeem Shares” section in the Prospectus.  If you have questions or need assistance, please contact the Fund at 1-855-723-3589.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated April 24, 2012, as supplemented April 30, 2012, which provides important information about the Fund. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-723-3589 or by writing to Delux Long-Short Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.